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                                                                   EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Registration Statement of Cabot Noble, Inc. on Form S-4 of our report dated April 2, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of ShopKo Stores, Inc. for the year ended February 24, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP
Milwaukee, Wisconsin
October 10, 1996

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